Segment Information	12 Months Ended
Dec. 31, 2025
Segment Information [Abstract]
SEGMENT INFORMATION

10. SEGMENT INFORMATION

The Company manages its business activities on a consolidated basis and operates as a single reporting segment: Intellectual Property Management. The Company derives all of its revenue from the licensing of its patents resulting from litigation commenced by the Company. The accounting policies of the Intellectual Property Management segment are the same as described in Note 2 – Summary of Significant Accounting Policies.

The Company’s Chief Executive Officer is the Chief Operating Decision Maker (“CODM”). The CODM uses Net Income, as reported on the Consolidated Statements of Operations, in evaluating performance of the Intellectual Property Management segment and determining how to allocate resources of the Company as a whole, including investing in future patent portfolios.

Significant expenses within income (loss) from operations, as well as within net income, include litigation and licensing expenses and selling, general and administrative expenses, which are each presented separately on the accompanying Consolidated Statements of Operations and are provided to the CODM on a regular basis. The CODM regularly reviews these expenses to ensure costs are aligned with all agreements and to manage and maintain all contractual agreements. Other segment items within net (loss) income include change in fair value of warrant liability, interest expense, net, and income tax expense.

The CODM reviews the position of total assets available to assess if the Company has sufficient resources available to discharge its liabilities. The CODM regularly reviews details of cash and liquid resources available to the Company. Additionally, the CODM reviews the status of the funding liability to assess if these are in line with expected amounts owed under any potential settlements.